Bell, Boyd & Lloyd LLC                        THREE FIRST NATIONAL PLAZA
                                              70 WEST MADISON STREET, SUITE 3300
                                              CHICAGO, ILLINOIS 60602-4207
                                              312.372.1121  FAX 312.372-2098
STACY H. WINICK
DIRECT DIAL:  202 955-7040                    OFFICES IN CHICAGO
swinick@bellboyd.com                          AND WASHINGTON, D.C.


                                  July 12, 2002

         As counsel for Liberty-Stein Roe Funds Income Trust (the "Trust"), we consent to the incorporation by reference of our opinions relating to the respective series of the Trust filed as the following exhibits to the following post-effective amendments ("PEAs") to the Trust's registration statement on Form N-1A, Securities Act File No. 33-02633:

                                                                    Exhibit
                                                                  -------------
                                          Date of      Date of           to PEA
               Series                     Opinion      Filing      No.     No.
               ------                     -------      ------      ---     ---
SteinRoe Income Fund (now named
     Stein Roe Income Fund)               12/20/87    08/16/96    10(b)    29
SteinRoe Intermediate Bond Fund
     (now named Stein Roe Intermediate
     Bond Fund)                           12/20/87    08/16/96    10(b)    29

         In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                               Very truly yours,

                                               BELL, BOYD & LLOYD LLC


                                               By /s/ Stacy H. Winick
                                                  Stacy H. Winick
Prepared by:  Stacy H. Winick
Partner approval:  Stacy H. Winick
Second Partner approval:  Cameron S. Avery